UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009 (March 13, 2009)

COLUMBIA BANCORP (Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-27938 (Commission File Number)	93-1193156 (IRS Employer Identification No.)

401 East Third Street, Suite 200, The Dalles, Oregon 97058 (Address of principal executive offices)

(541) 298-6649 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 13, 2009, Columbia River Bank (the “Bank”), a wholly-owned subsidiary of Columbia Bancorp ("Columbia") and Craig J. Ortega entered into an amendment to the 2008 Employment Agreement between the Bank and Mr. Ortega dated April 16, 2008 and signed August 7, 2008 (the “Amendment”). The Amendment adjusts Mr. Ortega’s salary to $117,600 on an annual basis and discontinues the use of a Bank-owned vehicle. The amendment is filed herewith as Exhibit 10.18.   Mr. Ortega’s position has changed from Executive Vice President to Executive Vice President/Branch Manager.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Item

10.18	Amendment to 2008 Employment Agreement between the Bank and Craig J. Ortega dated April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2009	By:	/s/ Terry L. Cochran
Terry L. Cochran
President and Chief Executive Officer

Exhibit 10.18 – Amendment to Employment Agreement with Craig J. Ortega